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                                                                    EXHIBIT 99.2


                              EMPLOYMENT AGREEMENT

         This Employment Agreement ("Agreement") is entered into as of the 2 day of June 2003, by and between Union Planters Bank, N.A., a Tennessee corporation ("UPB"), 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, and Lynn Harton ("Harton"), who resides at 109 Shadylawn Drive, Winston-Salem, North Carolina 27104

         UPB and Harton covenant and agree as follows:

1. Engagement and Duties. UPB hereby employs and engages Harton in the position of Chief Credit Officer and Head of Credit Risk Management with the officer title of Senior Executive Vice President to perform the duties and responsibilities that are normally associated with such position and office and such other duties as are assigned to Harton by UPB.

2.       Best Efforts.


         a. Harton agrees to perform all duties and services that may be required of him to the best of his ability, experience and talents to the reasonable satisfaction of UPB and he shall promptly obey and comply with all rules, regulations, policies and orders that may from time to time be issued by UPB.

         b. Harton agrees to devote his entire time, energy, skill and best efforts exclusively to the service of UPB and to the promotion of UPB's interest and not to engage in any other commercial pursuits related to UPB's business or to accept employment in any outside business or enterprise, except by written authorization from UPB.

3. Term. UPB hereby agrees to employ Harton and Harton hereby agrees to be employed by Company as Chief Credit Officer and Head of Credit Risk Management for a period commencing on or before July 1,2003 and continuing for three (3) years subject to the provisions for termination as hereafter provided. This Agreement may be renewed for additional terms of one (1) year upon the mutual written agreement of the parties.

4.       Compensation and Benefits.


         a. Base Salary. Harton shall receive an initial base annual salary ("Base Salary") of Two hundred forty thousand dollars ($240,000.00), payable semi-monthly in accordance with UPB's normal payroll practices, and subject to applicable taxes and withholding.

         b. Annual Bonus. In addition to Base Salary, beginning in the first quarter of 2005, Harton will be eligible to receive an annual bonus ("Annual Bonus") at a target of 45% of base salary in accordance with the provisions of the Corporate Bonus Plan document, a copy of which will be provided to Harton following his first day of work. In 2004 Harton will be eligible to receive a pro rata share of his target bonus in accordance with the terms of the Corporate Bonus Plan Document.

         c.       Signing Bonus. Upon execution of this Agreement, Harton will be entitled to receive a signing bonus of Fifty thousand dollars ($50,000.00), subject to withholding as required by law, which Signing Bonus will be due and payable as part of Harton's first payroll check. In the event that Harton should voluntarily terminate his employment with
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                  Company at any time during the first twelve (12) months of his employment, Harton shall be required to reimburse Company a pro-rated portion of the Signing Bonus, pursuant to the terms of the Re-Payment Agreement which is incorporated herein and attached hereto as Exhibit "A."

         d. Vacation and Other Benefits. Harton will be eligible for four weeks vacation annually after completing ninety (90) days of employment. Vacation entitlement in 2003 will be pro-rated based upon Harton's start date. In addition, UPB agrees to provide Harton the same benefits available to all salaried employees generally. UPB will provide Harton with the same directors' and officers' liability coverage as is provided to other executives of UPB Company and all members of the Board.

         e. Reimbursement of Business Expenses. Harton will be reimbursed in full for all reasonable business related expenses incurred during the performance of the services hereunder. UPB will reimburse Harton from time to time based on an itemized account of such expenditures, together with supporting vouchers. All such expenses for reimbursement will be submitted in accordance with UPB's regularly established procedures. Such submissions must conform with the prevailing federal and state income tax laws.

         f. Health and Medical Plans. As of the first day of the pay period following completion of a full month, Harton will be entitled to participate in the Company's health, dental, basic life insurance, short-term disability and long-term disability plans. Harton will be eligible to participate in the vision and long term care plans following one calendar month of employment. A summary of benefits is attached hereto as Exhibit "B."

         g. Stock Options. Harton shall be granted stock options under the Union Planters Corporation Amended and Restated Stock Incentive Plan to purchase up to twenty-five thousand (25,000) shares of UPB's common stock, at the closing price on employee's date of hire. Options shall vest at a rate of one-third (1/3) per year for three years. Vesting upon termination, whether voluntary or involuntary shall be governed by the terms of the Plan. Harton will be eligible to receive an additional grant of stock options in October subject to the approval of the Compensation/ Nomination/Corporate Governance Committee of the Board of Directors. Performance Restricted Stock. Harton will be eligible to participate in the Performance Restricted Stock grant program in 2004 subject to approval by the Compensation/ Nomination/Corporate Governance Committee of the Board of Directors.

         h. Performance Restricted Stock. Harton will be eligible to participate in the Performance Restricted Stock Grant program in 2004 subject to approval by the Compensation/ Nomination/Corporate Governance Committee of the Board of Directors.

         i. Club Membership. Harton will receive reimbursement for the cost of a country club membership.


         j. 401(k) Program. On the first day of the month coinciding with or following ninety (90) days of employment, Harton will be eligible to participate in the company 401(k) program.


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         k.       Relocation Reimbursement. Harton will be entitled to the
                  following relocation expense reimbursement:


                  i. home sale assistance, coordinated by Primacy Relocation, through UPB's Corporate Human Resources Department, pursuant to Home Sale Assistance Buyer Value Option attached hereto as Exhibit "C."

                  ii. new home closing costs, escrow, and insurance in an amount net after taxes;

                  iii. household furnishing moving costs will be paid through UPB's accounts payable department and not taxable to Harton;

                  iv. two (2) house-hunting trips for Harton and spouse, to include travel, lodging and meals expense (two nights per trip/or a total of five nights) will be reimbursed;

                  v. Employee will receive up to ninety (90) days of temporary housing at an extended-stay hotel with meal per diem of $25 per day or furnished apartment (no meal per diem);

                  vi. round-trip travel home, as reasonable and approved, during Harton's transition period; and,

                  vii. Relocation bonus of $10,000, less applicable taxes, will be paid upon your transfer to Memphis to help pay for costs not specifically covered in the policy.

5.       Termination.


         a. Termination by UPB for Cause. UPB may terminate Harton at any time for Cause, effective immediately upon the giving of written notice to Harton. In the event of termination for Cause, UPB shall pay to Harton all accrued compensation through the effective date of termination (subject to offset for any specific amounts owed by Harton to UPB such as loans, advances, or embezzlement of UPB funds). For purposes of this Agreement, "Cause" means fraud, embezzlement, material dishonesty, material failure to perform the duties and responsibilities assigned to Harton, willful negligence in the performance of Harton's duties hereunder, or gross misconduct.

         b. Death. This Agreement shall terminate immediately upon the death of Harton provided, however, that Harton's estate shall be paid all accrued compensation owed to Harton to the date of death.

         c. Disability. UPB or Harton may terminate this Agreement upon Harton's failure or inability to perform the services required hereunder due to disability provided, however, that Harton shall be paid all accrued compensation owed to him to the effective date of disability. For purposes of this Agreement, "Disability" means a determination by a physician reasonably satisfactory to UPB and Harton that Harton has been, is and/or will be unable to participate in the affairs of UPB and to fulfill the normal obligations of his employment with UPB under this Agreement for a continuous period of longer than 120 days; provided, however, that if Harton and UPB are unable to agree upon a physician, both Harton and UPB shall designate a physician and the two (2) physicians so designated shall agree upon a third physician, whose


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                  determination shall be final and binding.

         d. Change of Control. In the event of a Change of Control, as defined on the attached Exhibit "D" and which results in termination of Harton's employment with UPB, mandatory relocation and/or results in a diminished Base Salary or a reduction in job duties with an associated decrease of two (2) or more pay levels at any time within the first twelve (12) months from the effective date of the Change of Control, for a reason(s) other than cause, Harton shall be entitled to receive the following:

                  i. accrued base salary through the date of termination of his employment;

                  ii. a lump sum equal to two point nine nine (2.99) times Harton's annual base salary;

                  iii a lump sum equal to two point nine nine (2.99) times Harton's Corporate Annual "target Bonus and,

                  iv. any other benefits to which Harton is entitled upon his termination of employment with UPB in accordance with the terms of the plans and programs of UPB.

6. Non-Disclosure. For a period of five (5) years after the date of any termination or expiration of this Agreement, Harton will not disclose any information deemed Confidential Information, except (i) to a person who is an authorized employee (ii) as required by law, regulation or order of any court or regulatory commission, department or agency or
         (iii) as part of a confidential communication to an attorney. If Harton shall attempt to disclose the Confidential Information or any part or parts thereof in a manner contrary to the terms of this Agreement, UPB shall have the right, in addition to other remedies which may be available to it, to injunctive relief enjoining such acts or attempts, it being acknowledged that legal remedies are inadequate. This provision shall survive termination of this Agreement for the five (5) year period above provided.

7. Definition of Confidential Information and Authorized Employee. Confidential Information means any information not disseminated by UPB to the general public (including identity of customers, clients, business contacts, suppliers of goods and/or services, and any transaction by or between such person or entities and UPB) and which Harton used or knew of because of his employment at UPB, including specific information about methods not generally employed in the industry at large and which are used or known to be contemplated for use in the future by UPB for the purpose of gaming proprietary advantage over competitors; provided, however, that Confidential Information shall not include general knowledge of skills and techniques acquired or improved as a result of the employment experience at UPB. Authorized employee means with respect to UPB, members of the Board of Directors; the Chief Executive Officer; the President; Executive Vice Presidents; immediate supervisors; a fellow employee on a need-to-know basis only; and any UPB employee is the course of the performance of the Harton's duties pursuant to this Agreement. Harton shall be entitled at all times to disclose Confidential Information to his personal attorney on a confidential basis and as may otherwise be required by law.

8. Notices. Any notice required or permitted to be given hereunder shall be sufficient if in writing, and delivered personally or sent by registered or certified mail, return receipt

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         requested, to the parties at the following addresses or to such other addresses as either party may designate in writing to the other party:

         If to UPB:

         ATTN: Director of Human Resources
         Union Planters Corporation
         7130 Goodlett Farms Parkway
         Cordova, TN 38016

         If to Harton:
         Lynn Harton

         -----------------------------------


         -----------------------------------


9. Arbitration. Any dispute or controversy between UPB and Harton, except for a dispute or controversy arising under paragraph 7 of this agreement, whether arising out of or relating to this Agreement, its interpretation, its breach, or otherwise, shall be settled by arbitration in Memphis, Tennessee administered by the American Arbitration Association, with any such dispute or controversy arising under this Agreement being so administered in accordance with its rules then in effect, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant including, without limitation, the issuance of an injunction. However, either party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction over such dispute or controversy and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of UPB and Harton. Notwithstanding any choice of law provision included in this Agreement, the United States Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision.

10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Tennessee and all matters pertaining to this Agreement that cannot be resolved by referring to its provisions shall be governed by the laws of Tennessee, including statutes of limitations and remedies, without regard to any otherwise applicable principles of conflicts of law.

11. Entire Agreement. This Agreement constitutes the entire and sole understanding and agreement between UPB and Harton with regard to all matters contained herein. This agreement may be amended, supplemented, or interpreted at any time only by written instrument duly executed by both parties.

12. Severability. In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the valid provisions shall remain in full force and effect.

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13.      Benefit. This Agreement shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, representatives and successors.

14. Assignment. This Agreement is not assignable by either party hereto except that this Agreement may be assigned by UPB to a Successor Entity or as part of a Sale Transaction, provided however, that Harton and UPB shall be bound by the Change in Control Addendum, which is incorporated herein and attached hereto as Exhibit "D.

15. Waiver. Any consent by any party to, or waiver of a breach of any provision of this Agreement by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any breach of any other provision or subsequent breach of the same provision.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


WITNESS:                                     Union Planters Bank, N.A.


/s/ Lynn Harton                              By:  /s/ John M. Daniel
------------------------                         ----------------------------
Lynn Harton                                       Executive Vice President
                                             Its: Head of Human Resources
                                                  ---------------------------


Exhibit A.        Re-payment Agreement. Omitted as no longer operative

Exhibit B.        Summary of Union Planters Bank health and medical benefits.
                  Omitted as no longer operative

Exhibit C.        Union Planter's Corporation Relocation Policy.
                  Omitted as no longer operative.

Exhibit D.        Change in control.



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                          EXHIBIT D: CHANGE IN CONTROL

Change in Control means the occurrence of any of the following events:

(1) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 25% or more of either (a) the then outstanding shares of common stock of UPC (the "Outstanding Company Common Stock" or (b) the combined voting power of the then outstanding voting securities of UPC entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from UPC,
(x) any acquisition by UPC, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by UPC or any corporation controlled by UPC, or (z) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (3) of this Section; or

(2) Individuals who, as of the date hereof, constitute the Board of Directors of UPC (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by UPC's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of UPC (a "Business Combination"), in each case, unless, following such Business Combination,

(A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case maybe, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns UPC or all or substantially all of UPC's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company


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Common Stock and Outstanding Company Voting Securities, as the case may be, and

(B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of UPC or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

(C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

If any change in management occurs during your employment and your employment is terminated for reasons other than cause, then you shall receive the same pay and benefits as described in Section 5.d of the Employment Agreement.